Exhibit 99.1
Report of Independent Registered Public Accounting Firm
The Board of Directors
Hicks Acquisition Company II, Inc.:
We have audited the accompanying balance sheets of Hicks Acquisition Company II, Inc. (a development stage company) (the Company) as of October 14, 2010 and June 16, 2010, and the related statements of operations, stockholders’ equity, and cash flows for the periods June 17, 2010 through October 14, 2010, June 15, 2010 (inception) through June 16, 2010, and June 15, 2010 (inception) through October 14, 2010. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hicks Acquisition Company II, Inc. (a development stage company) as of October 14, 2010 and June 16, 2010, and the results of its operations and its cash flows for the periods June 17, 2010 through October 14, 2010, June 15, 2010 (inception) through June 16, 2010, and June 15, 2010 (inception) through October 14, 2010, in conformity with U.S. generally accepted accounting principles.
KPMG LLP
Dallas, Texas
October 20, 2010

HICKS ACQUISITION COMPANY II, INC.
(A Development Stage Company)
Balance Sheets

	October 14, 2010	June 16, 2010
Assets

Current assets:
Cash	$2,597,446	$250,000
Marketable securities held in trust	149,250,000	—
Other assets	17,143	—

Total current assets	151,864,589	250,000
Noncurrent asset:
Deferred offering costs	—	105,000

Total assets	$151,864,589	$355,000

Liabilities and Stockholders’ Equity

Current liabilities:
Accounts payable and accrued expenses	$940,534	$110,000
Accounts payable and accrued expenses — related party	78,595	—
Note payable — related party	—	225,000
Deferred underwriters’ commission	4,500,000	—

Total current liabilities	5,519,129	335,000

Common stock, subject to possible redemption (at fair value): 14,721,427 shares at October 14, 2010 and none at June 16, 2010	141,345,451	—

Commitments and contingencies

Stockholders’ equity:
Preferred stock, $0.0001 par value. Authorized 1,000,000 shares; none issued or outstanding at October 14, 2010 and June 16, 2010	—	—
Common stock, $0.0001 par value. Authorized 500,000,000 shares, 18,285,714 shares issued and 17,464,286 shares outstanding (less 14,721,427 shares subject to possible redemption) at October 14, 2010; Authorized 225,000,000 shares and 3,285,714 shares issued and outstanding at June 16, 2010	275	329
Additional paid-in capital	5,181,857	24,671
Deficit accumulated during the development stage	(182,123)	(5,000)

Total stockholders’ equity	5,000,009	20,000

Total liabilities and stockholders’ equity	$151,864,589	$355,000

See accompanying notes to financial statements.

HICKS ACQUISITION COMPANY II, INC.
(A Development Stage Company)
Statements of Operations

		June 15, 2010	June 15, 2010
	June 17, 2010 to	(inception) to	(inception) to
	October 14, 2010	June 16, 2010	October 14, 2010
Formation and operating costs	$3,852	$5,000	$8,852
Professional fees	113,600	—	113,600
Franchise taxes	59,671	—	59,671

Loss from operations and net loss	$(177,123)	$(5,000)	$(182,123)

Loss per common share:
Basic and diluted	$(0.05)	$(0.00)	$(0.06)

Average common shares outstanding:
Basic and diluted	3,240,496	3,285,714	3,240,866

See accompanying notes to financial statements.

HICKS ACQUISITION COMPANY II, INC.
(A Development Stage Company)
Statements of Stockholders’ Equity

				Deficit
				accumulated
				during the
	Common stock		Additional	development	Stockholders'
	Shares	Amount	paid-in capital	stage	equity
Initial capital from founding stockholders for cash	3,285,714	$329	$24,671	$—	$25,000
Net loss	—	—	—	(5,000)	(5,000)

Balance at June 16, 2010	3,285,714	329	24,671	(5,000)	20,000

Surrender of founding stockholder shares	(821,428)	(82)	82	—	—
Sale of 15,000,000 units, net of underwriters’ commissions and offering costs	15,000,000	1,500	141,501,083	—	141,502,583
Proceeds from issuance of sponsor warrants	—	—	5,000,000	—	5,000,000
Proceeds subject to possible redemption of 14,721,427 shares (at fair market value)	—	(1,472)	(141,343,979)	—	(141,345,451)
Net loss	—	—	—	(177,123)	(177,123)

Balance at October 14, 2010	17,464,286	$275	$5,181,857	$(182,123)	$5,000,009

See accompanying notes to financial statements.

HICKS ACQUISITION COMPANY II, INC.
(A Development Stage Company)
Statements of Cash Flows

		June 15, 2010	June 15, 2010
	June 17, 2010 to	(inception) to	(inception) to
	October 14, 2010	June 16, 2010	October 14, 2010
Cash flows from operating activities:
Net loss	$(177,123)	$(5,000)	$(182,123)
Change in operating assets and liabilities:
Accounts payable and accrued expenses	50,412	5,000	55,412
Other current assets	(17,143)	—	(17,143)

Net cash used in operating activities	(143,854)	—	(143,854)

Cash flows from investing activities:
Purchases of marketable securities	(149,250,000)	—	(149,250,000)

Net cash used in investing activities	(149,250,000)	—	(149,250,000)

Cash flows from financing activities:
Proceeds from note payable — related party	—	225,000	225,000
Payment on note payable — related party	(225,000)	—	(225,000)
Proceeds from the sale of common stock to founders	—	25,000	25,000
Proceeds from the sale of sponsor warrants	5,000,000	—	5,000,000
Proceeds from initial public offering, net of underwriters’ commission and offering costs	146,966,300	—	146,966,300

Net cash provided by financing activities	151,741,300	250,000	151,991,300

Increase in cash	2,347,446	250,000	2,597,446
Cash at beginning of period	250,000	—	—

Cash at end of period	$2,597,446	$250,000	$2,597,446

Supplemental disclosure of noncash financing activities:
Offering costs deferred	$858,717	$105,000	$963,717

Accrual of deferred underwriters’ commission	$4,500,000	$—	$4,500,000

See accompanying notes to financial statements.

HICKS ACQUISITION COMPANY II, INC.
(A Development Stage Company)
NOTES TO THE FINANCIAL STATEMENTS
October 14, 2010
Note 1 — Organization and Nature of Business Operations
     Hicks Acquisition Company II, Inc. (the Company) is a newly organized blank check company formed on June 15, 2010 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.
     The Company’s sponsor is HH-HACII, L.P. (the Sponsor). The Company has neither engaged in any operations nor generated any revenue to date. All activity from June 15, 2010 through October 14, 2010 relates to the Company’s formation and the initial public offering described below in Note 4. The Company has selected December 31 as its fiscal year-end.
     The registration statement for the Company’s initial public offering (the Offering) was declared effective October 8, 2010. The Company consummated the Offering on October 14, 2010 and received proceeds of approximately $145.25 million, net of the underwriters’ commissions of $3.00 million and offering costs and other expenses of $1.75 million. The Company sold to the public 15,000,000 Units (as defined below in Note 4) at a price of $10.00 per Unit. Simultaneously with the consummation of the Offering, the Company consummated the private sale of 6,666,667 warrants (Sponsor Warrants) to our Sponsor at a price of $0.75 per Sponsor Warrant, generating gross proceeds, before expenses, of $5.00 million (the Private Placement). Net proceeds received by the Company from the consummation of both the Offering and Private Placement of Sponsor Warrants totaled approximately $150.25 million, net of underwriters’ commissions and offering costs. $149.25 million of the net proceeds were placed in a trust account at JPMorgan Chase Bank, N.A. with Continental Stock Transfer & Trust Company acting as trustee. The remaining $1.00 million of net proceeds were held outside of the trust and were placed in a money market account with JPMorgan Chase Bank, N.A.
     Except for a portion of the interest income earned on the trust account balance that may be released to the Company to pay any income and franchise taxes and to fund the Company’s working capital requirements, and any amounts necessary to purchase up to 15% of the Company’s shares issued as part of the Units described in Note 4 (public shares) if the Company seeks stockholder approval for its initial business combination, none of the funds held in the trust account will be released until the earlier of the completion of the Company’s initial business combination and the redemption of 100% of the Company’s public shares if the Company is unable to consummate a business combination within 21 months from the closing of the Offering (subject to the requirements of law), or by July 14, 2012. The proceeds deposited in the trust account could become subject to the claims of the Company’s creditors, if any, which could have priority over the claims of the Company’s public stockholders.
     The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Offering, although substantially all of the net proceeds of the Offering are intended to be generally applied toward effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. The Company’s efforts in identifying prospective target businesses will not be limited to a particular industry, geographic region or minimum transaction value for purposes of consummating an initial business combination. Instead, the Company intends to focus on various industries and target businesses that may provide significant opportunities for growth.
     The Company will provide its stockholders with the opportunity to redeem their public shares for cash equal to their pro rata share of the aggregate amount then on deposit in the trust account, less franchise and income taxes payable, upon the consummation of the Company’s initial business combination, subject to the limitations described herein. There will be no redemption rights with respect to outstanding warrants, which will expire worthless in the event the Company does not consummate a business combination. Unlike many other blank check companies that hold stockholder votes and conduct proxy solicitations in conjunction with their initial business combinations and provide for related redemptions of public shares for cash upon consummation of such initial business combinations even when a vote is not required by law, the Company intends to consummate its initial business combination and conduct the redemptions without a stockholder vote pursuant to Rule 13e-4 and Regulation 14E of the Securities Exchange Act of 1934, as amended (the Exchange Act), which regulate issuer tender offers, and the Company will file tender offer documents with the Securities and Exchange Commission (the SEC). The tender offer documents

HICKS ACQUISITION COMPANY II, INC.
(A Development Stage Company)
NOTES TO THE FINANCIAL STATEMENTS
will contain substantially the same financial and other information about the Company’s initial business combination and the redemption rights as is required under Regulation 14A of the Exchange Act, which regulates the solicitation of proxies. In the event the Company conducts redemptions pursuant to the tender offer rules, its offer to redeem shares shall remain open for at least 20 business days, in accordance with Rule 14e-1(a) under the Exchange Act. If, however, a stockholder vote is required by law, or the Company decides to hold a stockholder vote for business or other legal reasons, the Company will, like other blank check companies, conduct the redemptions pursuant to the proxy rules and not pursuant to the tender offer rules. If accepting all properly submitted redemption requests would cause the net tangible assets of the Company to be less than $5,000,001 or such greater amount necessary to satisfy a closing condition for the relevant business combination, the Company would not proceed with such redemption and the related business combination and may instead search for an alternate business combination. If the Company’s initial business combination is not completed, then public stockholders exercising their redemption rights will not be entitled to receive redemption payments. If the Company holds a vote to approve its initial business combination, a public stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13 of the Exchange Act), will be restricted from redeeming its shares with respect to more than an aggregate 10% of the shares sold in the Offering.
     If the Company seeks stockholder approval, the Company will consummate its initial business combination only if a majority of the outstanding shares of common stock voted are voted in favor of the business combination. In such case, the Initial Stockholders (as defined below in Note 6) have agreed to vote their Founder Shares (as defined below in Note 6) in accordance with the majority of the votes cast by the public stockholders and to vote any public shares purchased during or after the Offering in favor of the Company’s initial business combination. In addition, the Initial Stockholders have agreed to waive their redemption rights with respect to their Founder Shares and any public shares they may hold in connection with the consummation by the Company of a business combination.
     If the Company does not effect a business combination by July 14, 2012, the Company will:
•	cease all operations except for the purpose of winding up;

•	as promptly as reasonably possible, redeem 100% of its public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest but net of franchise and income taxes payable and less up to $100,000 of such net interest that may be released to the Company from the trust account to pay dissolution expenses, divided by the number of then outstanding public shares, together with the contingent right to receive, following the Company’s dissolution, a pro rata share of the balance of the Company’s net assets that would otherwise be payable to holders of the Company’s common stock under Delaware law, if any; and

•	as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s board of directors, dissolve and liquidate;
subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.
     The Initial Stockholders have agreed to waive their redemption rights with respect to their Founder Shares if the Company fails to consummate a business combination within the 21-month time period, although the Initial Stockholders will be entitled to redemption with respect to any public shares they hold if the Company fails to consummate a business combination within such time period. In the event of a liquidation, it is likely that the per-share value of the residual assets remaining available for distribution (including trust account assets) will be less than the initial public offering price per share in the Offering.
Note 2 — Basis of Presentation
     The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP). The Company follows the Financial Accounting Standard Board’s Accounting Standards Codification (the Codification). The Codification is the single source of authoritative accounting principles applied by nongovernmental entities in the preparation of financial statements in conformity with GAAP.

HICKS ACQUISITION COMPANY II, INC.
(A Development Stage Company)
NOTES TO THE FINANCIAL STATEMENTS
Note 3 — Summary of Significant Accounting Policies
     (a) Cash and Cash Equivalents
     The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents. At times, cash and cash equivalents may be in excess of the Federal Deposit Insurance Corporation insurance limit. The Company maintains its accounts with financial institutions with high credit ratings.
     (b) Marketable Securities Held in Trust
     Marketable securities held in trust are with JPMorgan Chase Bank, N.A., and Continental Stock Transfer & Trust Company serves as the trustee. The marketable securities held in trust at October 14, 2010 are invested in the JPMorgan Liquid Assets Money Market Fund.
     (c) Fair Value of Financial Instruments
     Unless otherwise disclosed, the fair values of financial instruments, including cash, marketable securities held in trust and the note payable related party, approximate their carrying amount due primarily to their short-term nature.
     Common Stock, Subject to Possible Redemption, is stated at fair market value at October 14, 2010. The fair market value is different from the per public share amount held in the trust account. There was no Common Stock Subject to Possible Redemption at June 16, 2010.
     (d) Loss per Common Share
     Loss per share is computed by dividing net loss applicable to common stockholders by the weighted average number of common shares outstanding for the period. The 21,666,667 warrants related to the Offering and Private Placement are contingently issuable shares and are excluded from the calculation of diluted earnings per share because they are anti-dilutive.
     (e) Use of Estimates
     The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.
     (f) Income Taxes
     Deferred income taxes are provided for the differences between the bases of assets and liabilities for financial reporting and income tax purposes. A valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized.
     The Company evaluates the uncertainty in tax positions taken or expected to be taken in the course of preparing the Company’s financial statements to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. Tax positions deemed not to meet the “more likely than not” threshold would be recorded as a tax expense in the current period. The Company has no uncertain tax positions at October 14, 2010.
     (g) Deferred Offering Costs
     Deferred offering costs at June 16, 2010 consisted principally of legal fees incurred through the balance sheet date that were related to the Offering and were charged to additional paid-in capital at closing of the Offering on October 14, 2010.

HICKS ACQUISITION COMPANY II, INC.
(A Development Stage Company)
NOTES TO THE FINANCIAL STATEMENTS
     (h) Recent Accounting Pronouncements
     Management does not believe that any recently issued, but not effective, accounting standards, if currently adopted, would have a material effect on the Company’s financial statements.
Note 4 — Initial Public Offering
     On October 14, 2010, the Company sold to the public 15,000,000 units (Units) at a price of $10.00 per Unit. Each Unit consists of one share of the Company’s common stock, $0.0001 par value, and one warrant. Each warrant entitles the holder to purchase one share of the Company’s common stock at a price of $12.00 per share, subject to adjustment. The warrants will become exercisable on the later of 30 days after the completion of the Company’s initial business combination or October 14, 2011, provided in each case that the Company has an effective registration statement under the Securities Act of 1933, as amended, covering the shares of common stock issuable upon exercise of the warrants and a current prospectus relating to them is available, and will expire five years after the completion of the Company’s initial business combination, or earlier upon redemption or liquidation. Once the warrants become exercisable, the Company may redeem the outstanding warrants, in whole and not in part, at a price of $0.01 per warrant upon a minimum of 30 days’ prior written notice of redemption, only in the event that the last sales price of the Company’s common stock equals or exceeds $18.00 per share for any 20 trading days within the 30-trading day period ending on the third business day before the Company sends the notice of redemption to the warrant holders.
     The underwriters were granted a 45-day option to purchase up to an additional 2,250,000 Units to cover over-allotment, if any. This option expires on November 22, 2010.
Note 5 — Related Party Transactions
     (a) Note Payable — Related Party
     The Company issued an aggregate of $225,000 in an unsecured promissory note to Thomas O. Hicks, the Company’s founder and chairman of the board, on June 15, 2010. Due to the short-term nature of the note, the fair value of the note approximated the carrying amount at June 16, 2010. The note was non-interest bearing and was paid in full on October 14, 2010.
     (b) Services Agreement
     The Company has agreed to pay $10,000 a month for office space, administrative services and secretarial support to Hicks Holdings Operating LLC, an affiliate of the Company’s founder and chairman of the board, Mr. Hicks. Services commenced on October 14, 2010 and will terminate upon the earlier of the consummation by the Company of an initial business combination and the liquidation of the Company.
     (c) Sponsor Warrants
     On October 14, 2010, the Sponsor purchased an aggregate of 6,666,667 warrants at price of $0.75 per warrant (for a total purchase price of $5.00 million) from the Company in the Private Placement. Mr. Hicks, the Company’s chairman of the board, is the sole member of HH-HACII GP, LLC, which is the general partner of the Sponsor. In addition, all of the Company’s executive officers are limited partners of the Sponsor. The Sponsor will be permitted to transfer the Sponsor Warrants held by it to the Company’s officers, directors, and other persons or entities affiliated with the Sponsor and in certain other limited circumstances, but the transferees receiving such securities will be subject to the same agreements with respect to such securities as the Sponsor. Otherwise, the Sponsor Warrants will not be transferable, assignable or salable by the Sponsor until 30 days after the completion of the Company’s initial

HICKS ACQUISITION COMPANY II, INC.
(A Development Stage Company)
NOTES TO THE FINANCIAL STATEMENTS
business combination. The Sponsor Warrants will be non-redeemable so long as they are held by the Sponsor or the Sponsor’s permitted transferees. The Sponsor Warrants may be exercised for cash or on a cashless basis. Otherwise, the Sponsor Warrants have terms and provisions that are identical to those of the warrants being sold as part of the Units in the Offering.
     (d) Accounts Payable and Accrued Expenses
     Related party accounts payable and accrued expenses of $78,595 at October 14, 2010 relate primarily to travel costs associated with the Offering. There were no accounts payable or accrued expenses to related parties at June 16, 2010.
Note 6 — Founder Shares
     On June 15, 2010, the Sponsor purchased 3,285,714 shares of common stock (Founder Shares) for an aggregate amount of $25,000, or $0.0076 per share. On July 30, 2010, the Sponsor transferred an aggregate of 32,856 Founder Shares to William A. Montgomery and William F. Quinn, each of whom serve on the Company’s board of directors. The Sponsor, together with Messrs. Montgomery and Quinn, are referred to as the “Initial Stockholders.”
     The Founder Shares are identical to the shares of common stock included in the Units sold in the Offering except that:
•	the Founder Shares are subject to certain transfer restrictions, as described in more detail below; and

•	the Initial Stockholders have agreed to waive their redemption rights with respect to their Founder Shares and public shares in connection with the consummation of the Company’s initial business combination and to waive their redemption rights with respect to their Founder Shares if the Company fails to consummate its initial business combination within 21 months from the closing of the Offering, although they will be entitled to redemption rights with respect to any public shares they hold if the Company fails to consummate its initial business combination within such time period.
     If the Company submits its initial business combination to the Company’s public stockholders for a vote, the Initial Stockholders have agreed to vote their Founder Shares in accordance with the majority of the votes cast by the public stockholders and to vote any public shares purchased during or after the Offering in favor of the Company’s initial business combination.
     With certain limited exceptions, the Founder Shares are not transferable, assignable or salable (except to the Company’s officers and directors and other persons or entities affiliated with the Initial Stockholders, each of whom will be subject to the same transfer restrictions) until the earlier of one year after the completion of the Company’s initial business combination or earlier if, subsequent to the Company’s business combination, the last sales price of the Company’s common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Company’s initial business combination and the date on which the Company consummates a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of the Company’s stockholders having the right to exchange their shares of common stock for cash, securities or other property.
     On October 8, 2010, the Initial Stockholders returned 821,428 Founder Shares for cancellation for no consideration due to the decrease in the size of the Offering on that date. The forfeiture was adjusted so that the Initial Stockholders will collectively own 12.5% of the Company’s issued and outstanding shares after the Offering.
     Simultaneously with the closing of the Offering, the Initial Stockholders agreed to forfeit up to 321,429 Founder Shares to the extent that the over-allotment option is not exercised in full by the underwriters, as described in Note 4. The forfeiture will be adjusted to the extent that the over-allotment option is not exercised in full by the underwriters so that the Initial Stockholders will collectively own 12.5% of the Company’s issued and outstanding shares after the exercise of the over-allotment, if any. In addition, a portion of the Founders Shares in an amount equal to 2.5% of the Company’s issued and outstanding shares immediately after the Offering (the

HICKS ACQUISITION COMPANY II, INC.
(A Development Stage Company)
NOTES TO THE FINANCIAL STATEMENTS
Founder Earnout Shares), will be subject to forfeiture by the Initial Stockholders in the event the last sales price of the Company’s stock does not equal or exceed $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period within 24 months following the closing of the Company’s initial business combination.
Note 7 — Stockholders’ Equity
     (a) Preferred Stock
     The Company is authorized to issue up to 1,000,000 shares of preferred stock, par value $0.0001, with such designations, voting and other rights and preferences as may be determined from time to time by the Company’s board of directors. No preferred shares were issued or outstanding as of October 14, 2010 or June 16, 2010.
     (b) Common Stock
     The authorized common stock of the Company includes up to 500,000,000 shares on October 14, 2010 and 250,000,000 shares on June 16, 2010. The holders of the common shares are entitled to one vote for each share of common stock. In addition, the holders of the common stock are entitled to receive dividends when, as and if declared by the Company’s board of directors.
Note 8 — Marketable Securities Held in Trust
     The Company follows the guidance in ASC 820-10, which defines fair value, establishes a framework for the measurement of fair value, and enhances disclosures about fair value measurements. ASC 820-10 establishes a hierarchical disclosure framework that prioritizes and ranks the level of market price observability used in measuring investments at estimated fair value. Market price observability is affected by a number of factors, including the type of investment and the characteristics specific to the investments. Investments with readily available active quoted prices or for which estimated fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring estimated fair value. Investments measured and reported at estimated fair value are classified and disclosed in one of the following three categories:
     Level I — Quoted prices are available in active markets for identical investments as of the reporting date. Investments in this category generally include listed equities.
     Level II — Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and estimated fair value is determined through the use of models or other valuation methodologies. Investments in this category generally include restricted equity securities, corporate bonds and loans, and certain over-the-counter derivatives.
     Level III — Pricing inputs are unobservable for the investment and there is little, if any, market activity for the investment. The inputs into the determination of estimated fair value require significant management judgment or estimation. Investments in this category generally include privately held common stock, private held preferred stock, privately held debt, and general and limited partnership interests in unlisted investment vehicles.
     In certain cases, the inputs used to measure estimated fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the estimated fair value measurement. The Company’s assessment of the significance of a particular input to the estimated fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

HICKS ACQUISITION COMPANY II, INC.
(A Development Stage Company)
NOTES TO THE FINANCIAL STATEMENTS
     The Company’s Level I investments are valued by quoted prices available in active markets. The following table summarizes the Company’s investments by the fair value hierarchy:

Description	Total	Level I	Level II	Level III
October 14, 2010:
Marketable securities held in trust	$149,250,000	$149,250,000	$—	$—
June 16, 2010:
Marketable securities held in trust	$—	$—	$—	$—
     The following table provides additional information about fair value measurements for Level I investments:

Balance, June 15, 2010	$—
Purchases, sales and issuance	—
Unrealized gain	—

Balance, June 16, 2010	$—

Purchases, sales and issuance	149,250,000
Unrealized gain	—

Balance, October 14, 2010	$149,250,000

Note 9 — Income Taxes
     The Company recorded a net deferred tax asset as follows:

	October 14, 2010	June 16, 2010
Organization costs	$41,654	$1,750
Accrued liabilities	20,288	—

Gross deferred tax asset	61,942	1,750

Valuation allowance	(61,942)	(1,750)

Net deferred tax asset	$—	$—

     The effective tax rate of zero differs from the statutory rate of 34% due to the establishment and increase of the valuation allowance.